UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2016

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2016, WageWorks, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “APA”) by and among the Company, on the one hand, and ADP, LLC, a Delaware limited liability company (“ADP LLC”), and ADP Benefit Services, KY, Inc., a Kentucky corporation (“ADP Benefit Services” and, together with ADP LLC, “ADP”), on the other hand, pursuant to which the Company has agreed to purchase certain of ADP’s assets, excluding client contracts, and will assume certain of ADP’s liabilities, in each case, relating to ADP’s (i) Consumer Health & Spending Accounts (CHSA) business (consisting of the flexible spending accounts (FSA), health reimbursement arrangements (HRA), health spending accounts (HSA), tuition reimbursement, and commuter services businesses) (the “CHSA Business”), and (ii) COBRA business (consisting of the COBRA and direct bill businesses) (the “COBRA Business” and, the COBRA Business together with the CHSA Business, the “Business”), in each case, subject to the terms and conditions to be mutually agreed by the parties (including, but not limited to, certain exclusions in respect of specific assets and liabilities relating to the Business) (the “Transaction”).

As consideration for the Transaction, ADP will receive approximately $235 million in cash. The closing of the Transaction will be subject to reasonably customary conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

At or prior to the closing of the Transaction, the Company will make offers of employment to certain of ADP’s employees that service the Business, in each case, on such terms and conditions of employment to be mutually agreed by and among the Company, ADP and the applicable employee.

In connection with the APA, and as part of the transactions contemplated thereby, the Company and ADP entered into a Subcontracting Agreement, a Referral Agreement, a Transition Services Agreement, an Intellectual Property Licensing Agreement, and other ancillary agreements. Under the Subcontracting Agreement, the Company will service the client contracts of the Business that are retained by ADP, in each case, on a generally pass-through basis. Under the Referral Agreement, the Company and ADP will enter into a strategic relationship under which the ADP may introduce new clients to the Company and its services. Under the Transition Services Agreement, ADP will provide the Company with certain services during a transitional period to assist the Company in operating the Business. Under the Intellectual Property Licensing Agreement, the Company will receive licenses to certain intellectual property from ADP.

On November 1, 2016, the Company issued a press release announcing the entry into the Transaction. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

The statements made in this 8-K, and any other statements (whether written or oral) that are made by us or on our behalf (including, for the avoidance of doubt, in connection with any press release or other communications, or any SEC filings, in each case, referenced, or incorporated by reference, in this 8-K) that relate to the subject matter addressed herein, and that do not exclusively concern historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which forward-looking statements (whether written or oral) include, but are not limited to, forward-looking statements (whether written or oral) relating to the

Company, the transaction, and the expected effects of transaction on the future condition, results of operation or general prospects of the Company. Without limiting the foregoing, these forward looking statements (whether written or oral) may be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “contemplate,” “assume,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “plan,” “intend,” “forecast,” “may,” “will,” “could,” “would,” “should,” and other words or expressions of similar meaning or import (including the negative of any such words or expressions). Prior to making any investment decision with respect to the Company, you must read and consider carefully these (and any other) forward-looking statements (whether written or oral) relating to the Company, the transaction, and the expected effects of transaction on the future condition, results of operation or general prospects of the Company. We caution that our actual results may be materially different from our expected results due to various risk factors and uncertainties, including, but not limited to: (i) the continued availability of tax-advantaged consumer-directed benefits to employers and employees; (ii) our ability to execute our current and future strategic plans and initiatives, including our new channel partner relationship with ADP; (iii) our ability to retain current customers, and acquire and retain future customers, including in connection with our new channel partner relationship with ADP; (iv) our ability to retain current employees, and acquire and retain future employees, in each case, as necessary for the operation of the Company’s business, including our new channel partner relationship with ADP; (v) a denial or delay with respect to any required regulatory approvals (including, but not limited to, the expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976); (vi) the effect of any legal proceeding that may be instituted against us or others in respect of or relating to the transaction; (vii) the risk that the announcement or pendency of the transaction could damage our relationships with our existing employees, customers, suppliers or other commercial counterparties, or otherwise adversely affect our future condition, results of operation or general prospects; and (viii) such other risk factors and uncertainties as are identified in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, and the Company’s quarterly report on form 10-Q for the fiscal quarter ended June 30, 2016. Given the foregoing risks factors and uncertainties, it is critically important that, prior to making any investment decision with respect to the Company, you read and carefully consider these (and any other) forward looking statements (whether written or oral) relating to the Company, the transaction, the expected effects of transaction on the future condition, results of operation or general prospects of the Company. We caution that all forward-looking statements contained or incorporated by reference herein (whether written or oral), represent our management’s beliefs and assumptions only as of the date first made, and we expressly disclaim any obligation to update any information contained in these forward-looking statements (whether written or oral), irrespective of any new information or facts, future events or circumstances, or developments in respect of the foregoing. You must read and consider carefully our filings with the SEC, with the understanding that our actual results may be materially different from the results we expect.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by WageWorks, Inc. dated November 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Date: November 1, 2016	By:	/s/ Joseph L. Jackson
Joseph L. Jackson
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by WageWorks, Inc. dated November 1, 2016